EXHIBIT INDEX


Exhibit
Number                          Description
-------                         -----------

99.1         Pro Forma Financial Information of Inland Steel Industries, Inc.

                  Pro Forma Consolidated Balance Sheet at March 31, 1998.

                  Pro Forma Consolidated Income Statement for the Quarter Ended March 31, 1998.

                  Pro forma Consolidated Income Statement for the Year Ended December 31, 1997.

         Summary Unaudited Consolidated Pro Forma Financial Information

         The following Summary Unaudited Consolidated Pro Forma Financial Information gives effect to the merger of Inland Steel Company, a wholly owned subsidiary of Inland Steel Industries, Inc. ("Inland") that constituted the steel manufacturing and related operations segment of Inland's consolidated operations, with Inland Merger Sub, Inc., a subsidiary of Ispat International N.V. (the "ISC/Ispat Transaction"), the purchase of Inland's Series E Preferred Stock (the "Series E Preferred Stock") held for the benefit of employees remaining with Inland Steel Company following the ISC/Ispat Transaction and the purchase by Inland of shares of its common stock, par value $1.00 per share (the "Common Stock"), in connection with its tender offer commenced July 20, 1998 (the "Offer"), based on certain assumptions described in the Notes to the Summary Unaudited Consolidated Pro Forma Financial Information. The income statement data eliminates the income from discontinued operations reflected in the historical income statement and gives effect to the purchase of the Series E Preferred Stock and the purchase of shares of Common Stock pursuant to the Offer as if each had occurred on January 1, 1997. The balance sheet data gives effect to the ISC/Ispat Transaction, the repurchase of the Series E Preferred Stock and the Offer as if each had occurred as of the date of the balance sheet data presented. The Summary Unaudited Consolidated Pro Forma Financial Information should be read in conjunction with Inland's historical Consolidated Financial Statements as filed with its Current Report on Form 8-K dated July 16, 1998 and does not purport to be indicative of the results that would actually have been achieved had the events described herein been completed on the dates indicated or that may be achieved in the future.

[CAPTION]




                                                       PRO FORMA FINANCIAL INFORMATION

                                           INLAND STEEL INDUSTRIES, INC. AND SUBSIDIARY COMPANIES
                                                     Pro Forma Consolidated Balance Sheet
                                                         Quarter ended March 31, 1998
                                                                (UNAUDITED)

                                                                                           Pro Forma Adjustments
                                                                           Sale of
                                                                       Inland Steel      Share
                                                     Historical         Company         Purchase          Other    Pro Forma
                                                     ------------------------------------------------------------------------
ASSETS



  CURRENT ASSETS
        Cash and cash equivalents                       $92.8        $956.0 (a)   $(768.0) (g)     $(51.8) (h)        $229.0
        Receivables                                     352.4                                                          352.4
        Inventories - principally at LIFO               453.0                                                          453.0
        Deferred income taxes                             5.7        _____        _______          ______                5.7
                                                      -------                                                       --------

           Total current assets                         903.9         956.0        (768.0)          (51.8)           1,040.1

INVESTMENTS AND ADVANCES                                 37.4                                        (7.7)(i)           29.7

INVESTMENT IN INLAND STEEL COMPANY                      454.0       (454.0) (b)

PROPERTY, PLANT AND EQUIPMENT
        Valued on basis of cost                         588.2                                                          588.2
        Reserve for depreciation,
         amortization and depletion                     280.2                                                          280.2
                                                       ------                                                          -------

           Net property, plant and equipment            308.0                                                          308.0

DEFERRED INCOME TAXES                                    31.8           3.5 (c)                        4.0 (c)          39.3

EXCESS OF COST OVER NET ASSETS
 ACQUIRED                                                81.2                                                           81.2

OTHER ASSETS                                             31.3           ______      _______            ______           31.3
                                                      -------                                                        -------

           Total Assets                              $1,847.6           $505.5      $(768.0)          $(55.5)       $1,529.6
                                                     ========           ======      ========          =======       ========





                                                                     2





LIABILITIES AND STOCKHOLDERS' EQUITY

    CURRENT LIABILITIES
        Accounts payable                              $ 173.9       $             $                $             $ 173.9
        Accrued liabilities                              47.3        8.0 (d)                                        55.3
        Long-term debt due within one year               17.2         _____         _______         _____           17.2
                                                        -------                                                   -------

           Total current liabilities                    238.4         8.0                                          246.4

LONG-TERM DEBT                                          437.4                                                      437.4

DEFERRED EMPLOYEE BENEFITS                              160.9         (5.1) (e)                                    155.8

OTHER CREDITS                                             7.6          _____         ______         ______           7.6
                                                      --------                                                   -------

        Total liabilities                               844.3           2.9                                        847.2

MINORITY INTEREST IN RYERSON
 TULL, INC.                                              59.7                                                       59.7

COMMON STOCK REPURCHASE
 COMMITMENT                                              22.7                                                       22.7

STOCKHOLDERS' EQUITY                                    920.9          502.6 (f)    (768.0)(g)      (55.5)(j)      600.0
                                                     --------          -----        -------        -------      --------

        Total Liabilities, Minority Interest,
          Temporary Equity, and
          Stockholders' Equity                       $1,847.6         $505.5        $(768.0)       $(55.5)      $1,529.6
                                                     ========         ======        ========       ========     ========



-----------------------

(a) Reflects net proceeds of $650.0 million for the common equity and $238.2 million for the preferred equity from the sale of Inland Steel Company, $196.4 million from the repayment of a note and $19.0 million from the payment of a receivable from Inland Steel Company, reduced by $84.0 million for estimated tax payments and $63.6 million for estimated transaction and employee related costs.

(b) To reflect the removal of the investment in Inland Steel Company as a result of the sale, which included the note and receivable reflected above in addition to $238.6 million of net assets of Inland Steel Company.

(c) To reflect temporary differences associated with timing of tax versus book recognition of income tax expense.

(d) To reflect an increase in the current tax liability in excess of estimated payments resulting from the sale.

(e) To reflect reduction of special and supplemental pension liabilities as a result of payments reflected in (a).

(f) To reflect estimated gain on the sale of Inland Steel Company net of transaction and employee related costs.

(g) To reflect the purchase of 25,500,000 shares of the Company's common stock pursuant to the Company's tender offer at a purchase price of $30.00 per share (the lowest tender price per share in the Offer), including an estimated $3.0 million of expenses directly related to the Offer.

(h) To reflect the redemption of 1,145,394 shares of Series E preferred stock representing shares owned by Inland Steel Company employees at the time of the sale of Inland Steel Company, $56.3 million, offset by $4.5 million received from the sale of Nippon Steel Corporation ("NSC") common stock.

(i)     To reflect the sale of the NSC common stock.

(j) To reflect the decrease of stockholder's equity as a result of the redemption of ESOP shares offset by a net increase of $.8 million due to the recognition of the loss on the NSC common stock, $6.1 million, offset by the removal of the related investment valuation account, $6.9 million.

                       PRO FORMA FINANCIAL STATEMENTS

                       INLAND STEEL INDUSTRIES, INC.
                  Pro Forma Consolidated Income Statement
                        Quarter ended March 31, 1998
                                (UNAUDITED)

(Dollars and shares in thousands,
except per share data)

                                                     Pro Forma
                                     Historic       Adjustments       Pro Forma

Net sales                            $740,850                         $740,850
                                      -------                         --------

Operating costs and expenses
  Cost of goods sold                  647,573                          647,573
  Selling, general and
    administrative                     48,342                           48,342
  Depreciation                          7,273                            7,273
                                      ---------                       ---------
           Total                      703,188                          703,188
                                      -------                          -------

Operating profit                       37,662                           37,662

General corporate expense,
  net of income items                  (2,457)                          (2,457)
Interest and other expense on debt      9,691                            9,691
                                      --------                         --------

Income before income taxes             30,428                           30,428

Provision for income taxes             11,818                           11,818
                                      --------                         --------

Income before minority interest        18,610                           18,610

Minority interest in Ryerson
  Tull, Inc.                            2,149                            2,149
                                     ---------                        ---------

Income from continuing operations      16,461                           16,461

Dividends on preferred stock            2,280          $(656)(a)         1,624
                                    ---------           -------       ---------

Net income from continuing
  operations available to
  common stockholders                 $14,181            $656          $14,837
                                      =======            ====          =======


Earnings per share from continuing operations:

           Basic                        $0.29                            $0.63

           Diluted                      $0.28                            $0.59

Average shares of common stock
  outstanding                          48,994          25,500 (b)       23,494

Average shares of common stock
  outstanding plus dilutive effect
  of stock options and conversions     52,019           26,645(c)       25,374

(a) To reflect the elimination of the dividend associated with the redemption of 1,145,394 shares of ESOP preferred stock subsequent to the sale of Inland Steel Company as if such shares had not been outstanding at any time during the period.
(b) To reflect the purchase of the Company's common stock pursuant to its tender offer as if the transaction had been completed at the beginning of the period.
(c) To reflect the additional effect of dilutive securities to share purchase in (b).

                       PRO FORMA FINANCIAL STATEMENTS

                       INLAND STEEL INDUSTRIES, INC.
                  Pro Forma Consolidated Income Statement
                        Year ended December 31, 1997
                                (UNAUDITED)


(Dollars and shares in thousands, except per share data)

                                                      Pro Forma
                                       Historic      Adjustments      Pro Forma

Net sales                             $2,803,980                     $2,803,980
                                      ----------                     ----------

Operating costs and expenses
  Cost of goods sold                   2,456,982                      2,456,982
  Selling, general and administrative    180,645                        180,645
        Depreciation                      24,371                         24,371
                                          ------                         ------
           Total                       2,661,998                      2,661,998
                                       ---------                      ---------

Operating profit                         141,982                        141,982

General corporate expense, net
  of income items                        (17,863)                       (17,863)
Interest and other expense on debt        40,341                         40,341
                                        ---------                     ---------

Income before income taxes               119,504                        119,504

Provision for income taxes                46,577                         46,577
                                        --------                       --------

Income before minority interest           72,927                         72,927

Minority interest in Ryerson Tull, Inc.    8,442                          8,442
                                           -----                          -----

Income from continuing operations         64,485                         64,485

Dividends on preferred stock               9,125      $(2,623) (a)        6,502
                                           -----      --------            -----

Net income from continuing operations
  available to common stockholders       $55,360      $2,623            $57,983
                                         =======      ======            =======


Earnings per share from continuing operations:

        Basic                              $1.13                          $2.48

        Diluted                            $1.08                          $2.31

Average shares of common stock
  outstanding                             48,887      25,500 (b)         23,387

Average shares of common stock
  outstanding plus dilutive effect
  of stock options and conversions        51,901      26,645 (c)         25,256

(a) To reflect the elimination of the dividend associated with the redemption of 1,145,394 shares of ESOP preferred stock subsequent to the sale of Inland Steel Company as if such shares had not been outstanding at any time during the period.
(b) To reflect the purchase of the Company's common stock pursuant to its tender offer as if the transaction had been completed at the beginning of the period.
(c) To reflect the additional effect of dilutive securities to share purchase in (b).